UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 2, 2007
Date of Report (Date of earliest event reported)

MACRO SECURITIES DEPOSITOR, LLC
(Depositor)
(Exact name of registrant as specified in its charter)

Claymore MACROshares Oil Up Holding Trust
Claymore MACROshares Oil Up Tradeable Trust
(Issuers with respect to the Offered Securities)

Delaware (State or other jurisdiction of incorporation or organization of registrant)	333-116566 (Commission File Number)	20-1072523 (I.R.S. Employer Identification No.)

73 Green Tree Drive #9
Dover, DE 19904
(Address of principal executive offices)

(888) MACROS1
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2007, the Second Amended and Restated MACROshares Oil Up Holding Trust Agreement, the Second Amended and Restated MACROshares Oil Up Tradeable Trust Agreement, the Second Amended and Restated MACROshares Oil Down Holding Trust Agreement and the Second Amended and Restated MACROshares Oil Down Tradeable Trust Agreement (collectively, the "MACRO Trusts Agreements"), each among MACRO Securities Depositor, LLC (the "Depositor"), State Street Bank and Trust Company as trustee of each of the MACROshares Oil Up Holding Trust, MACROshares Oil Up Tradeable Trust, MACROshares Oil Down Holding Trust and MACROshares Oil Down Tradeable Trust (collectively, the "MACRO Trusts," which were formerly known as the Claymore MACROshares Oil Up Holding Trust, Claymore MACROshares Oil Up Tradeable Trust, Claymore MACROshares Oil Down Holding Trust and Claymore MACROshares Oil Down Tradeable Trust, respectively), Macro Financial, LLC, as marketing agent, and Claymore Securities, Inc. ("Claymore"), as administrative agent to each of the MACRO Trusts, were amended and restated to replace Claymore with MacroMarkets LLC ("MacroMarkets") as the successor administrative agent of the MACRO Trusts as of October 1, 2007, and MacroMarkets has assumed all of the responsibilities of the administrative agent under the MACRO Trusts Agreements as of October 1, 2007. MacroMarkets is the holder of 100% of the ownership interests of the Depositor.

Item 8.01	Other Events.

On September 26, 2007, the Depositor announced a quarterly distribution to the shareholders of the MACROshares Oil Up Holding shares and the MACROshares Oil Up Tradeable shares in the amount of $0.457691 per share. The record date for such distribution is September 28, 2007 and the payment date is October 3, 2007. A press release was issued in connection with such distribution and is attached as Exhibit 99.3 to this Form 8-K.

On September 28, 2007, the Board of Managers of the Depositor adopted resolutions pursuant to which the Depositor declared a three-for-one split of the MACROshares Oil Up Holding Shares and the MACROshares Oil Up Tradeable Shares. The record date for the split will be October 19, 2007 and the pay date will be October 22, 2007. The total number of outstanding MACROshares Oil Up Holding Shares and MACROshares Oil Up Tradeable Shares will be tripled and the Depositor shall instruct the Depository Trust Company ("DTC") to credit on the applicable pay date two additional shares for each one share that is credited to any DTC account as of the applicable record date. A three-for-one split has also been declared for the MACROshares Oil Down Holding Shares and the MACROshares Oil Down Tradeable Shares. A press release was issued in connection with such split and is attached as Exhibit 99.4 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Following is a list of exhibits that are hereby filed as part of this Form 8-K:

Exhibit 4.1.2	Third Amended and Restated MACROshares Oil Up Holding Trust Agreement dated as of October 1, 2007.

Exhibit 4.2.2	Third Amended and Restated MACROshares Oil Up Tradeable Trust Agreement dated as of October 1, 2007.

Exhibit 99.3	Press release issued by the Depositor in connection with the dividend distribution.

Exhibit 99.4	Press release issued by the Depositor in connection with the stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACRO SECURITIES DEPOSITOR, LLC

By:  /s/ Samuel Masucci, III
Name: Samuel Masucci, III
Title: Chief Executive Officer

Date: October 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1.2	Third Amended and Restated MACROshares Oil Up Holding Trust Agreement dated as of October 1, 2007.

Exhibit 4.2.2	Third Amended and Restated MACROshares Oil Up Tradeable Trust Agreement dated as of October 1, 2007.

Exhibit 99.3	Press release issued by the Depositor in connection with the dividend distribution.

Exhibit 99.4	Press release issued by the Depositor in connection with the stock split.